Acquisition	3 Months Ended
Jan. 31, 2022
Text Block [Abstract]
Acquisition
20.	Acquisition
Acquisition announced after the reporting date and expected to close in a future period
Scotiabank Chile
On February 28, 2022, the Bank announced that it has entered into an agreement to increase its ownership in Scotiabank Chile to 99.8% through the acquisition of an additional 16.8% stake from the non-controlling interest shareholder for approximately $1.3 billion. This transaction will be accounted for as a capital transaction through shareholders’ equity and will not result in a change to the carrying value of the assets and liabilities of the subsidiary, or the Bank’s associated goodwill.
The transaction is expected to reduce the Bank’s Common Equity Tier 1 (CET1) ratio by approximately 10 basis points. Scotiabank Chile forms part of the International Banking business segment.